Exhibit 32.2

Certification of Chief Financial Officer

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. § 1350)

In connection with the Quarterly Report on Form 10-Q of ValueClick, Inc. (the “Company”) for the three months ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Samuel J. Paisley, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

1.               The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2004	/s/ SAMUEL J. PAISLEY	Samuel J. Paisley
Chief Financial Officer and Chief Operating Officer of Media of ValueClick, Inc.

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